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                        [AMERICAN BEACON FUNDS(SM) LOGO]

        AMR Class                          PlanAhead Class
        Institutional Class                  Service Class



SUPPLEMENT DATED JULY 1, 2005 TO THE PROSPECTUSES DATED MARCH 1, 2005

Investment Grade Securities - AMR, Institutional, PlanAhead, and Service Classes

The Funds' definition of investment grade securities has changed. This change applies to the Principal Strategies section of the Prospectuses for the Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Small Cap Value, International Equity, Emerging Markets, High Yield Bond, Enhanced Income, Intermediate Bond, Short-Term Bond, and Treasury Inflation Protected Securities Funds.

The Funds now define investment grade securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security.

As a result of this change, for the Balanced, Enhanced Income, Intermediate Bond, and Short-Term Bond Funds, the 25% limit with respect to investment grade obligations rated in the fourth highest rating category is no longer applicable.

Redemption Fee for the International Equity Fund - Institutional, PlanAhead and Service Classes

As described in the Redemption Policies section of the Prospectuses, the International Equity Fund currently deducts a redemption fee of 2% from your redemption amount when you sell Institutional Class, PlanAhead Class and Service Class shares that you have owned for less than 30 days. Effective August 31, 2005, the holding period to avoid a redemption fee will be extended from 30 to 90 days. Shares purchased prior to August 31, 2005 will be subject to the 30-day holding period, and shares purchased on or after August 31, 2005 will be subject to the 90-day holding period.